A message from our lawyers: Certain statements made by management during this Advisory Board Presentation are forward - looking statements. Citizens & Northern Corporation and its wholly - owned subsidiaries (collectively, the Corporation) intend such forward - looking statements to be covered by the safe harbor provisions for forward - looking statements contained in the Private Securities Reform Act of 1995. Forward - looking statements, which are based on certain assumptions and describe future plans, business objectives and expectations, are generally identifiable by the use of words such as, “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” and similar expressions. The Corporation’s ability to predict results or the actual effect of future plans or occurrences is inherently uncertain. Factors which could have a material, adverse impact on the operations and future prospects of the Corporation include, but are not limited to, the following: changes in monetary and fiscal policies of the U.S. Treasury and the Federal Reserve, particularly related to changes in interest rates; changes in general economic conditions; legislative or regulatory changes; downturn in demand for loan, deposit and other financial services in the Corporation’s market area; increased competition from other banks and non - bank providers of financial services; technological changes and increased technology - related costs; changes in accounting principles, or the application of generally accepted accounting principles. These risks and uncertainties should be considered in evaluating forward - looking statements and undue reliance should not be placed on such statements. .

Citizens & Northern Corporation Comparisons to peer group data Peer group includes banks headquartered in Pennsylvania with assets of $700 million to $2 billion as of September 30, 2013, and one local New York State - based competitor. C&N Median C&N Multiple Peer Group To Peer Average Equity/ Average Assets 14.96% 9.81% 1.5X Return on Average Assets (ROA) 1.38% 0.93% 1.5X Return on Average Equity (ROE) 9.21% 8.97% 1.0X Note: Data was calculated by C&N management based on annualized results for the 9 - month period ended June 30, 2014. Underlying data was obtained from publicly available regulatory filings.

EARNINGS PERFORMANCE (In Thousands) 2014 2013 % increase (decrease) Net Income $12,718 $14,369 - 11.49% Return on Average Assets 1.37% 1.55% - 11.61% Return on Average Equity 9.18% 10.57% - 13.15% 9 months ended Sept. 30

SHAREHOLDERS’ VALUE (Per Common Share) 2014 2013 % increase (decrease) Net Income - Basic $1.02 $1.16 - 12.07% Net Income – Diluted $1.02 $1.16 - 12.07% Dividends $0.78 $0.75 4.00% Common Book Value $15.14 $14.65 3.34% Tangible Common Book Value $14.17 $13.67 3.66% 9 months ended Sept. 30

SHAREHOLDERS’ VALUE (Per Common Share) 2014 2013 % increase (decrease) Market Value (Last Trade) $19.00 $19.94 - 4.71% Market Value/Common Book Value 125.50% 136.11% - 7.80% Market Value/Tangible Common Book Value 134.09% 145.87% - 8.08% Price Earnings Multiple 13.97 12.89 8.38% Dividend Yield 5.47% 5.02% 8.96% Common Shares Outstanding, End of Period 12,339,120 12,372,133 - 0.27% As of Sept. 30

BALANCE SHEET HIGHLIGHTS (In Thousands) 2014 2013 % increase (decrease) Total Assets $1,256,533 $1,232,952 1.91% Available - for - sale Securities 508,253 475,650 6.85% Loans (Net) 621,960 641,345 - 3.02% Allowance for Loan Losses 7,449 7,130 4.47% Deposits & Repo Sweep Accounts 988,294 968,298 2.07% As of Sept. 30

OFF - BALANCE SHEET (In Thousands) 2014 2013 % increase (decrease) Outstanding Balance of Mortgage Loans Sold with Servicing Retained 150,695 138,074 9.14% Trust Assets Under Management 812,376 760,964 6.76% As of Sept. 30

SAFETY AND SOUNDNESS 2014 2013 % increase (decrease) Tangible Common Equity/ Tangible Assets 14.05% 13.86% 1.37% Nonperforming Assets/Total Assets 1.45% 0.83% 74.70% Allowance for Loan Losses/ Total Loans 1.18% 1.10% 7.27% Total Risk Based Capital Ratio (a) 27.39% 26.17% 4.66% Tier 1 Risk Based Capital Ratio (a) 26.06% 24.90% 4.66% Leverage Ratio (a) 13.80% 13.71% 0.66% (a) Capital ratios as of Sept. 30, 2014 are estimated. As of Sept. 30

SUMMARY OF LOANS BY TYPE (Excludes Loans Held for Sale (In Thousands) Sept. 30, 2014 June 30, 2014 Sept. 30, 2013 Total Residential Mortgage $365,656 $362,672 $375,979 Total Commercial 253,455 248,739 261,097 Total Consumer 10,298 10,203 11,399 Total 629,409 621,614 648,475 Less (allowance for loan losses) (7,449) (7,267) (7,130) Loans, Net $621,690 $614,347 $641,345

MARGIN COMPRESSION 9/30/2014 9/30/2013 Interest Rate Spread 3.66% 3.92% Net Interest Income/ Earning Assets 3.82% 4.10% 9 months ended

AVERAGE DAILY BALANCES AND RATES (In Thousands) 9 Months Ended Rate of Return/ 9 Months Ended Rate of Return/ 9/30/2014 Avg. Bal. Cost of Funds % 9/30/2013 Avg. Bal. Cost of Funds % Total Available - for - sale Securities $491,361 2.98% $455,892 3.17% Total Loans Receivable 627,810 5.48% 661,144 5.77% Total Earning Assets 1,152,191 4.27% 1,144,183 4.61% Total Assets 1,236,883 1,238,213 Total Interest - Bearing Deposits 760,876 0.29% 775,303 0.36% Total Borrowed Funds 79,927 3.71% 82,724 3.74% Total Interest Bearing Liabilities 840,803 0.61% 858,027 0.69% Total Stockholders’ Equity 184,699 181,293 Interest Rate Spread 3.66% 3.92% Net Interest Income/Earnings Assets 3.82% 4.10% Total Deposits (Interest bearing and demand) $963,212 $965,126

COMPARISON OF NONINTEREST REVENUE (In Thousands) Nine months ended Nine months ended Sept. 30. 2014 Sept. 30, 2013 Service charges on deposit accounts $3,812 $3,825 Service charges and fees 405 444 Trust and Financial Management revenue 3,325 3,022 Brokerage revenue 682 586 Insurance commissions, fees, premiums 103 136 Interchange revenue from debit card transactions 1,474 1,453 Net gains from sales of loans 557 1,560 Increase in fair value of servicing rights 35 84 Increase in cash surrender value of life insurance 278 301 Net gain from premises and equipment 8 14 Other operating income 939 902 Total noninterest revenue $11,618 $12,327

COMPARISON OF NONINTEREST EXPENSE (In Thousands) Nine months ended Nine months ended Sept. 30. 2014 Sept. 30, 2013 Salaries and wages $11,559 $10,771 Pensions and other employee benefits 3,563 3,165 Occupancy expense, net 2,002 1,859 Furniture and equipment expense 1,399 1,464 FDIC assessments 444 450 Pennsylvania shares tax 1,014 1,051 Professional fees 427 1,424 ATM and interchange expense 668 802 Software subscriptions 575 641 Other operating expense 4,256 4,056 Total noninterest expense, before loss on Prepayment of borrowings 25,907 25,683 Loss on prepayment of borrowings 0 1,023 Total noninterest expense $25,907 $26,706

QUESTIONS?